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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated June 21, 2001 included in Cyberonics, Inc.'s Form 10-K for the period ended April 27, 2001 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP


Houston, Texas
July 24, 2001